SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2004

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events

In the first quarter of 2004, Merrill Lynch adopted the fair value method of accounting for stock options under Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation, using the retroactive restatement method permitted under SFAS No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure. In addition, Merrill Lynch has adopted FASB Interpretation No. (“FIN”) 46R, for the Variable Interest Entities (“VIEs”) that issue Trust Originated Preferred SecuritiesSM (“TOPrSSM”). As a result:

(1)
The excerpt of the Annual Report to Shareholders filed as Exhibit 13 to Merrill Lynch & Co., Inc.’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003 has been restated in Exhibit 99.1 hereto and the Selected Financial Data, Management’s Discussion and Analysis, Consolidated Financial Statements and Notes thereto, and Supplemental Financial Information contained therein are incorporated herein by reference;

(2)
The Condensed Financial Information of Registrant Merrill Lynch & Co., Inc. (Parent Company Only) and the Notes thereto filed as pages F-2 to F-10 of Merrill Lynch & Co., Inc.’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003 has been restated in Exhibit 99.2 hereto and are incorporated herein by reference; and

(3)
The Statement re: computation of ratios filed as Exhibit 12 to Merrill Lynch & Co., Inc.’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003 has been restated in Exhibit 12 hereto and is incorporated herein by reference.

*        *        *        *        *

Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense levels and financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effect of current, pending and future legislation, regulation and regulatory actions, and the other risks detailed in Merrill Lynch’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

12	Statement re: computation of ratios.

23	Consent of Independent Auditors, Deloitte & Touche LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis, Consolidated Financial Statements and Notes thereto, and Supplemental Financial Information.

99.2	Condensed Financial Information of Registrant Merrill Lynch & Co., Inc. (Parent Company Only) and the Notes thereto.

99.3	Opinion of Deloitte & Touche LLP with respect to the Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends, which is included in Exhibit 12.

99.4	Opinion of Deloitte & Touche LLP with respect to certain information in the Selected Financial Data, which is incorporated by reference in Item 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

	By:	/s/ Ahmass L. Fakahany
Ahmass L. Fakahany
Executive Vice President and Chief Financial Officer

	By:	/s/ John J. Fosina
John J. Fosina
Controller

Date: May 4, 2004

EXHIBIT INDEX

Exhibit No.	Description

12	Statement re: computation of ratios.

23	Consent of Independent Auditors, Deloitte & Touche LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis, Consolidated Financial Statements and Notes thereto, and Supplemental Financial Information.

99.2	Condensed Financial Information of Registrant Merrill Lynch & Co., Inc. (Parent Company Only) and the Notes thereto.

99.3	Opinion of Deloitte & Touche LLP with respect to the Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends, which is included in Exhibit 12.

99.4	Opinion of Deloitte & Touche LLP with respect to certain information in the Selected Financial Data, which is incorporated by reference in Item 5.

EXHIBIT INDEX
STATEMENT RE: COMPUTATION OF RATIOS
CONSENT OF DELOITTE & TOUCHE LLP
MD&A AND CONSOLIDATED FINANCIAL STATEMENTS
CONDENSED FINANCIAL INFORMATION
OPINION OF DELOITTE & TOUCHE LLP
OPINION OF DELOITTE & TOUCHE LLP